UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2011
MGM RESORTS INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South,	89109
Las Vegas, Nevada
(Address of Principal Executive	(Zip Code)
Offices)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Pursuant to obligations under its existing indentures, CityCenter Holdings, LLC, a joint venture which is 50% owned by a wholly owned subsidiary of MGM Resorts International (the “Company”) and 50% owned by Infinity World Development Corp. (a wholly owned subsidiary of Dubai World), will make available quarterly and annual reports and other information to its noteholders on its website (http://citycenter.com/reports/). The Company will also make these reports available on the “Investors” section of its corporate website (http://mgmresorts.investorroom.com) as such reports become available. No website or website contents mentioned herein form part of this Current Report on Form 8-K.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: May 27, 2011	By:	/s/ John M. McManus
John M. McManus
Executive Vice President, General Counsel and Secretary